EXECUTION COPY

FINANCIAL SERVICES VEHICLE TRUST,

as Vehicle Trust,

and

BMW MANUFACTURING L.P.,

as UTI Beneficiary,

and

BMW FINANCIAL SERVICES NA, LLC,

as Servicer and Sponsor

2007-1 SERVICING SUPPLEMENT Dated as of November 2, 2007

TABLE OF CONTENTS

Page

ARTICLE I -

DEFINITIONS

1

1.1.

Definitions

1

1.2.

Interpretative Provisions

9

ARTICLE II -

SERVICING OF THE 2007-1 LEASES AND 2007-1 VEHICLES

9

2.1.

Identification of 2007-1 Vehicles and 2007-1 Leases; Servicing;
Securitization Value.

9

2.2.

Extensions; Monthly Payments; Term.

10

2.3.

Representations, Reallocation and Repurchase of 2007-1 Leases and
2007-1 Vehicles.

10

2.4.

Collections and Payment Date Advance Reimbursement.

12

2.5.

Net Deposits

13

2.6.

Servicing Compensation.

13

2.7.

Advances.

14

2.8.

Third Party Claims

14

2.9.

Contingent and Excess Liability Insurance Policies

14

2.10.

Reporting by the Servicer; Delivery of Certain Documentation.

15

2.11.

Annual Officer’s Certificate

15

2.12.

Assessment of Compliance and Annual Accountants’ Attestation

15

2.13.

Custody of Lease Documents and Certificates of Title

16

2.14.

Servicer Defaults; Termination of Servicer.

17

2.15.

Servicer Representations and Warranties

19

2.16.

Appointment of Subservicer or Subcontractor.

21

2.17.

Information to be Provided by the Servicer.

22

2.18.

Remedies.

23

2.19.

Purchase of the 2007-1 SUBI Certificate; Redemption of the Notes;
Repayment of the Trust Certificates.

23

2.20.

Servicer Not to Resign.

24

ARTICLE III -

MISCELLANEOUS

24

3.1.

Termination of Supplement

24

3.2.

Governing Law

24

3.3.

Amendment

24

3.4.

Relationship of this Servicing Supplement to Other Trust Documents

25

3.5.

Binding Effect

25

3.6.

Table of Contents and Headings

26

3.7.

Counterparts

26

3.8.

Further Assurances

26

3.9.

No Waiver; Cumulative Remedies

26

3.10.

No Petition

26

3.11.

Limitation of Liability of Vehicle Trustee

26

3.12.

Intent of Parties; Reasonableness

26

3.13.

Series Disclaimer and Acknowledgment

27

2007-1 SERVICING SUPPLEMENT

This 2007-1 Servicing Supplement, dated as of November 2, 2007, is among Financial Services Vehicle Trust, a Delaware statutory trust (the “Trust”), BMW Manufacturing L.P., an Indiana limited partnership, as grantor and initial beneficiary of the Trust (in such capacities, the “Grantor” and the “UTI Beneficiary,” respectively) and BMW Financial Services NA, LLC, a Delaware limited liability company (“BMW FS”), as servicer (in such capacity, the “Servicer”) and as sponsor (in such capacity, the “Sponsor”).

RECITALS

WHEREAS, the Grantor and UTI Beneficiary and The Bank of New York (Delaware) (as successor in interest to Chase Manhattan Bank Delaware), as trustee (the “Vehicle Trustee”) of the Trust, have entered into that certain amended and restated trust agreement, dated as of August 30, 1995, as amended and restated as of September 27, 1996, as further amended as of May 25, 2000 and December 1, 2006 (the “Vehicle Trust Agreement”), pursuant to which the purposes of the Trust are, among other things, to take assignments and conveyances of, and hold in trust and deal in various Trust Assets (as such term is defined in the Vehicle Trust Agreement);

WHEREAS, the parties hereto have entered into that certain servicing agreement, dated as of August 30, 1995 (the “Basic Servicing Agreement” and, as supplemented hereby, the “Servicing Agreement”), which provides for certain servicing obligations with respect to the Trust Assets; and

WHEREAS, the parties acknowledge that, in connection with the execution of the 2007-1 Vehicle Trust supplement to the Vehicle Trust Agreement, dated as of November 2, 2007 (the “2007-1 SUBI Supplement”, and together with the Vehicle Trust Agreement, the “SUBI Trust Agreement”), pursuant to which one special unit of beneficial interest in the Trust (the “2007-1 SUBI”) will be created, it is necessary and desirable to enter into a supplemental agreement to the Basic Servicing Agreement providing for specific servicing obligations in connection with the Trust Assets allocable to the 2007-1 SUBI.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I - DEFINITIONS

1.1.

Definitions.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Basic Servicing Agreement or in the SUBI Trust Agreement, as the case may be.  Whenever used in this Servicing Supplement, unless the context otherwise requires, the following words and phrases shall have the following meanings:

“2007-1 Leases” has the meaning set forth in Section 2.1(a).

“2007-1 SUBI” has the meaning set forth in the 2007-1 SUBI Supplement.

“2007-1 SUBI Supplement” has the meaning set forth in the Recitals.

“2007-1 Vehicles” has the meaning set forth in Section 2.1(a).

“2007-1 SUBI Certificate” has the meaning set forth in the 2007-1 SUBI Supplement.

“Actuarial Payoff” means the excess of the sum of the Monthly Payments remaining until the end of the related 2007-1 Lease and the Contract Residual Value over the remaining unearned rent charges, calculated using the actuarial method.

“Advance” means a Sales Proceeds Advance or a Monthly Payment Advance, as the context may require.

“ALG” means Automotive Lease Guide.

“ALG Residual Value” means the residual of the Vehicle set forth as the ALG Residual Value in the lease schedule attached as Exhibit A to the 2007-1 SUBI Supplement.

“Available Funds” has the meaning set forth in the Indenture.

“Basic Servicing Agreement” has the meaning set forth in the Recitals.

“BMW Capital” means BMW US Capital LLC, a Delaware limited liability company.

“Cap Counterparty” means JPMorgan Chase Bank, National Association, as the cap counterparty under the Interest Rate Cap Agreement, or any successor or replacement cap counterparty from time to time.

“Collection Period” means the month immediately preceding the month in which the related Payment Date occurs (or, in the case of the initial Collection Period, the period commencing on September 1, 2007 and ending on October 31, 2007).

“Contingent and Excess Liability Insurance Policies” means those certain vehicle liability, excess liability and other Insurance Policies issued to the Servicer for the benefit of the Servicer, the Trust, the UTI Beneficiary, the Depositor or the Issuer from time to time, to the extent such Insurance Policies relate to the 2007-1 Vehicles, providing coverage for each accident and permitting multiple claims in any policy period subject to customary deductibles.

“Cutoff Date” means close of business on August 31, 2007.

“Daily Advance Reimbursements” means amounts collected and netted on an ongoing basis from SUBI Collections by the Servicer to repay Monthly Payment Advance amounts where a Monthly Payment Advance amount has been recovered in a subsequent payment made by the related Lessee in respect of the Monthly Payment due with respect to the related 2007-1 Vehicle.

“Defaulted Lease” means a 2007-1 Lease terminated by (a) the Servicer following a default by or bankruptcy of the related Lessee or (b) the Servicer because the related Vehicle has been lost, stolen or damaged beyond economic repair.

“Defaulted Vehicle” means a 2007-1 Vehicle related to a Defaulted Lease.

“Deposit Date” means the Business Day immediately preceding the related Payment Date.

“Depositor” means BMW Auto Leasing LLC.

“Discount Rate” means 9.05%.

“Disposition Expenses” means expenses and other amounts reasonably incurred by the Servicer in connection with the sale or other disposition of a Matured Vehicle or a Defaulted Vehicle, including but not limited to sales commissions, and expenses incurred in connection with making claims under any Contingent and Excess Liability Insurance or other applicable insurance policies.  Disposition Expenses will be reimbursable to the Servicer from amounts otherwise included in Sales Proceeds, Insurance Proceeds, and Termination Proceeds.

“Early Termination Cost” means the amount paid by a Lessee pursuant to the 2007-1 Lease upon the termination of an Early Termination Lease and the return of the related 2007-1 Vehicle.

“Early Termination Lease” means a 2007-1 Lease terminated by the related Lessee prior to its Maturity Date.

“End of Lease Term Liability” means, with respect to a Matured Vehicle returned to the Servicer by the Lessee, the amount paid by such Lessee including any disposition fee, unpaid Monthly Payments due, Excess Mileage Payments and Excess Wear and Use Payments and any fees and taxes.

“Excess Mileage Payments” means  excess mileage charges payable by the Lessee under a 2007-1 Lease.

“Excess Wear and Use Payments” means amounts payable by the Lessee under a 2007-1 Lease to repair damage to the related 2007-1 Vehicle outstanding upon return thereof to the Servicer.

“Holder” means the holder from time to time of a 2007-1 SUBI Certificate.

“Indenture” means that certain indenture, dated as of November 2, 2007, between the Issuer and the Indenture Trustee.

“Initial Note Balance” means the initial principal amount of the Notes.

“Insurance Proceeds” means any recoveries or proceeds collected by the Servicer net of related Disposition Expenses under any insurance policy, including any self-insurance, and also including any vehicle liability insurance policy required to be obtained and maintained by the Lessee pursuant to the related 2007-1 Lease, any blanket or supplemental vehicle casualty insurance policy maintained by the Servicer and any other insurance policy relating to the 2007-1 Lease or the related Lessee, in each case in connection with damage to a related 2007-1 Vehicle or its loss, destruction or theft, except to the extent required to be paid to a Lessee.

“Interest Rate Cap Agreement” means the ISDA Master Agreement, the Schedule and the Credit Support Annex thereto, each dated as of the Closing Date, between the Cap Counterparty and the Issuer, and the Confirmations thereto, each dated as of the Closing Date, and entered into pursuant to such ISDA Master Agreement, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

“Issuer” means the BMW Vehicle Lease Trust 2007-1.

“Lease Rate” means for each 2007-1 Lease, the rent charge portion of each Monthly Payment, calculated on a constant yield basis at an imputed interest rate.

“Lease Term” means the duration of a 2007-1 Lease, as extended pursuant to Section 2.2.

“Lessee” means the lessee of a 2007-1 Vehicle.

“Like-Kind Exchange Program” means the transactions contemplated by a certain Master Exchange Agreement, dated as of December 28, 1998, as amended as of January 2, 2007, between BMW Financial Services NA, Inc. (predecessor in interest to BMW FS) and Financial Services Remarketing, Inc., or any similar program or arrangement.

“Liquidated Lease” shall mean a 2007-1 Lease for which any of the following has occurred during a Collection Period (or, with respect to clause (d) below, on the Deposit Date immediately following such Collection Period):

(a) the related Leased Vehicle was sold or otherwise disposed of by the Servicer following (i) such 2007-1 Lease becoming a Defaulted Lease or (ii) the scheduled or early termination (including any early termination by the related Lessee) of such 2007-1 Lease;

(b) such 2007-1 Lease became a Defaulted Lease or such 2007-1 Lease terminated or expired more than 90 days prior to the end of such Collection Period and the related Leased Vehicle was not sold;

(c) the Servicer’s records, in accordance with its customary servicing practices, disclose that all Insurance Proceeds expected to be received have been received by the Servicer following a casualty or other loss with respect to the related 2007-1 Vehicle; or

(d) the Servicer shall have made a Sales Proceeds Advance with respect to such 2007-1 Lease.

“Matured Lease” means a 2007-1 Lease that has reached its Maturity Date.

“Matured Vehicle” means a 2007-1 Vehicle for which the related 2007-1 Lease has reached its Maturity Date.

“Maturity Date” means with respect to any 2007-1 Lease, the scheduled termination date specified in such 2007-1 Lease, as such date may be extended from time to time in accordance with Section 2.2.

“Minimum Required Rating” means, with respect to BMW Capital, a short-term unsecured debt rating of the commercial paper of BMW Capital (which commercial paper is guaranteed by Bayerische Motoren Werke Aktiengesellschaft) equal to or greater than "Prime-1" by Moody's and "A-1" by Standard & Poor's.

“Monthly Payment” means the fixed lease payment payable monthly by the Lessee in respect of a 2007-1 Lease and does not include other amounts payable by the Lessee, such as late charges, returned check fees, taxes and similar items (all of which will be payable to the Servicer.)

“Monthly Payment Advance” means the amount advanced by the Servicer to the Issuer on a Deposit Date equal to the unpaid Monthly Payment due from the related Lessee.

“Monthly Remittance Condition” means

(i)

(A) BMW Capital has the Minimum Required Rating and (B) no Servicer Default has occurred; or

(ii)

if (A) the Servicer obtains a Servicer Letter of Credit under which demands for payment may be made to secure timely remittance of monthly SUBI Collections to the 2007-1 SUBI Collection Account and (B) the Indenture Trustee is provided with confirmation from each Rating Agency to the effect that the use of an alternative remittance schedule will not result in a Rating Event.

“Payahead Amount” means payments remitted by the related Lessees in excess of the Monthly Payment and any fees with respect to a 2007-1 Lease.

“Payment Date” means the 15th day of each month, or, if not a Business Day, the next succeeding Business Day commencing with the first Payment Date on November 15, 2007.

“Payment Date Advance Reimbursement” has the meaning set forth in Section 2.4(b)(i).

“Purchase Option Price” means the amount payable by a Lessee upon the exercise of its option to purchase a related Vehicle which amount equals (a) with respect to a Matured Vehicle, the Contract Residual Value plus any fees, taxes and other charges imposed in connection with such purchase and (b) with respect to a related 2007-1 Vehicle for which the related 2007-1 Lease has been terminated early by the Lessee, the sum of (i) any unpaid Monthly Payments due, (ii) any fees, taxes and other charges imposed in connection with the related Lease, (iii) an early termination fee and (iv) the Actuarial Payoff.

“Rating Event” has the meaning set forth in the Indenture.

“Reallocation Payment” means, with respect to events causing the Servicer to have an obligation to repurchase a 2007-1 Lease and the related 2007-1 Vehicle pursuant to Section 2.2 or 2.3, the Securitization Value of such 2007-1 Lease as of the day on which the related cure period ended.

“Recovery Proceeds” means any Insurance Proceeds, any security deposit applied to an amount owed by a Lessee, any Total Loss Payoff, Early Termination Cost and End of Lease Term Liability received from a Lessee and any other net recoveries received by the Servicer with respect to the 2007-1 Lease that have been charged-off, minus amounts included in such items that represent third-party charges paid or payable (such as fees, taxes and repair costs).

“Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Required Percentage” means the holders of not less than 66 2/3% of the Outstanding Amount of the Notes.

“Residual Value Loss” means, in respect of a Collection Period, the amount, if any, by which the aggregate of Sales Proceeds and Termination Proceeds during such Collection Period are less than the aggregate ALG Residual Values of the related 2007-1 Leases.

“Residual Value Loss Vehicle” means, a 2007-1 Vehicle that has been sold and in respect of which (i) the Servicer has made a Sales Proceeds Advance and (ii) the Sales Proceeds Advance exceeds the Sales Proceeds or Termination Proceeds, as the case may be.

“Sales Proceeds” means, with respect to any 2007-1 Vehicle, all proceeds received from the sale at auction of such 2007-1 Vehicle, net of related Disposition Expenses.

“Sales Proceeds Advance” means the amount advanced by the Servicer to the Issuer on a Deposit Date equal to the Securitization Value of a 2007-1 Lease relating to a 2007-1 Vehicle that, during the related Collection Period, became a Matured Vehicle and was not sold by the Servicer.

“Securitization Rate” means, with respect to a 2007-1 Lease, an annualized rate that is the greater of (a) the annual percentage rate for that 2007-1 Lease and (b) the Discount Rate.

“Securitization Value” means, with respect to any 2007-1 Lease, (a) as of any date other than the Maturity Date of such 2007-1 Lease, the sum of (i) the present value (discounted at the Securitization Rate) of the aggregate Monthly Payments remaining on such 2007-1 Lease (including Monthly Payments due and not yet paid for which the Servicer has never made a Monthly Payment Advance) and (ii) the present value (discounted at the Securitization Rate) of the ALG Residual Value of the related 2007-1 Vehicle and (b) as of the Maturity Date of the related 2007-1 Lease, the ALG Residual Value of the related 2007-1 Vehicle; provided, however, that the Securitization Value of a Liquidated Lease is equal to zero.

“Servicer Letter of Credit” means a letter of credit, surety bond or insurance policy issued by a depository institution, insurance company or financial institution having a short-term credit rating at least equal to the Required Deposit Rating and providing that the Indenture Trustee or Trust Agent, as the case may be, may draw thereupon in the event the Servicer fails to deposit SUBI Collections into the 2007-1 SUBI Collection Account on a monthly basis.

“Servicing Agreement” has the meaning set forth in the Recitals.

“Servicing Criteria” means the “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

“Servicing Fee” means, with respect to the 2007-1 SUBI Assets, the fee payable on each Payment Date equal to, for each related Collection Period, one-twelfth of the product of (i) 1.00% and (ii) the aggregate Securitization Value of all 2007-1 Leases as of the first day of such Collection Period, calculated and paid based on a 360-day year consisting of twelve 30-day months (provided, that for the Collection Period relating to the November 15, 2007 Payment Date, the Servicing Fee will be equal to two-twelfths of the product of (i) 1.00% and (ii) the aggregate Securitization Value of the 2007-1 Leases as of the Cutoff Date).

“Servicing Supplement” means this 2007-1 servicing supplement to the Basic Servicing Agreement.

“SUBI Collections” means, with respect to any Collection Period, the net amount collected or received by the Servicer in respect of the 2007-1 SUBI Assets during such Collection Period of: (i) Monthly Payments (net of any Daily Advance Reimbursements); (ii) Sales Proceeds; (iii) Reallocation Payments made by the Servicer; (iv) Termination Proceeds; (v) Recovery Proceeds; and (vi) the price paid by the Servicer in connection with the Servicer’s purchase of certain Leases pursuant to Section 2.3(f) hereof and certain Matured Vehicles (to the extent not duplicative of any of clauses (i) through (v) above).

“Subcontractor” means any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the asset-backed securities market) of the 2007-1 Leases and 2007-1 Vehicles but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the 2007-1 Leases and 2007-1 Vehicles under the direction or authority of the Servicer or a Subservicer.

“Subservicer” means any Person that services the 2007-1 Leases and 2007-1 Vehicles on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement that are identified in Item 1122(d) of Regulation AB.

“Termination Proceeds” means any Purchase Option Price received upon the purchase of a 2007-1 Vehicle by the related Lessee or the price received from the sale of a 2007-1 Vehicle to a dealer minus amounts included in either such price that represent reimbursement for third-party charges paid or payable (such as fees and taxes).

“Total Loss Payoff” means, with respect to a Vehicle that has been lost, stolen or damaged beyond economic repair, an amount paid by the Lessee generally equal to the deductible under the related insurance policy, unpaid Monthly Payments due, and any official fees and taxes and any other charges owed under the 2007-1 Lease.

“Trust Agreement” means that certain trust agreement, as amended and restated as of November 2, 2007, between the Depositor and the Owner Trustee.

“Trust Certificate” has the meaning set forth in the Trust Agreement.

“Trust State” means a state in which the Vehicle Trust has all licenses, if any, necessary to own and lease vehicles.

“Vehicle Representation Date” means, with respect to any 2007-1 Vehicle, the Cutoff Date.

“Vehicle Trust Agreement” has the meaning set forth in the Recitals.

“Vehicle Trustee” has the meaning set forth in the Recitals.

1.2.

Interpretative Provisions.  For all purposes of this Servicing Supplement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this Servicing Supplement include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as “herein”, “hereof” and the like shall refer to this Servicing Supplement as a whole and not to any particular part, Article or Section within this Servicing Supplement, (iii) references to a Section such as “Section 1.01” or an Article such as “Article One” shall refer to the applicable Section or Article of this Servicing Supplement, (iv) the term “include” and all variations thereof shall mean “include without limitation” and (v) the term “proceeds” shall have the meaning ascribed to such term in the UCC.

ARTICLE II - SERVICING OF THE 2007-1 LEASES AND 2007-1 VEHICLES

2.1.

Identification of 2007-1 Vehicles and 2007-1 Leases; Servicing; Securitization Value.

(a)

The Servicer hereby identifies, allocates and segregates as 2007-1 SUBI Assets the Vehicles more particularly described on Exhibit A hereto and the Leases relating to such Vehicles (respectively, the “2007-1 Leases and the “2007-1 Vehicles”); provided, however, that the 2007-1 Leases and 2007-1 Vehicles as of any date of determination shall not include any Lease or Vehicle, respectively, that has been reallocated from the 2007-1 SUBI to the UTI or to an Other SUBI pursuant to this Servicing Supplement on or prior to such date.  Exhibit A shall set forth as to each 2007-1 Lease or 2007-1 Vehicle, as the case may be, the (i) vehicle identification number, (ii) date of origination, (iii) the Securitization Value as of the Cutoff Date, (iv) ALG Residual Value, (v) the Monthly Payment and (vi) number of months remaining from the Cutoff Date to the month in which the Maturity Date occurs.

(b)

Notwithstanding the last sentence of the third paragraph of Section 2.1(a) of the Basic Servicing Agreement and the parenthetical provision in the first paragraph of Section 2.6 of the Basic Servicing Agreement, the Servicer will service the 2007-1 SUBI Assets in accordance with the customary and usual procedures of the Servicer in respect of automobile leases serviced by it for its own account.

(c)

The Servicer shall calculate a Securitization Value for each 2007-1 Lease.

2.2.

Extensions; Monthly Payments; Term.

(a)

Consistent with its customary servicing practices, the Servicer may, in its discretion, modify or extend the term of a 2007-1 Lease or re-lease a 2007-1 Lease; provided, that if (i) the Servicer makes an extension that exceeds six months or (ii) the related 2007-1 Lease as extended would mature later than three months prior to the Class A-3 Final Scheduled Payment Date or the 2007-1 Vehicle is re-leased, the Servicer shall, on the Deposit Date related to the Collection Period in which the Servicer discovers or is notified that such event described in clauses (i) or (ii) has occurred, (x) deposit or cause to be deposited into the 2007-1 SUBI Collection Account an amount equal to the Securitization Value (with respect to extensions) or the Contract Residual Value (with respect to re-leases) of the related 2007-1 Lease as of the last day of the related Collection Period and (y) direct the Vehicle Trustee to either reallocate such 2007-1 Lease and the related 2007-1 Vehicle from the 2007-1 SUBI to the UTI or cause such 2007-1 Lease and 2007-1 Vehicle to be conveyed to the Servicer as described in Section 2.3.

2.3.

Representations, Reallocation and Repurchase of 2007-1 Leases and 2007-1 Vehicles.

(a)

The Servicer hereby makes to the other parties hereto and the parties to the SUBI Trust Agreement the representations and warranties contained in Section 2.15 hereof as to each 2007-1 Lease and 2007-1 Vehicle as of the Vehicle Representation Date.  The Servicer also hereby represents and warrants that aside from the selection criteria included in such representations and warranties it used no adverse selection procedures in selecting any of the 2007-1 Leases for inclusion in the 2007-1 SUBI and that aside from such criteria it is not aware of any bias in the selection of the 2007-1 Leases which would cause delinquencies or losses on the 2007-1 Leases to be worse than any other Leases held by the Vehicle Trust; provided, however, that the Servicer can make no assurance as to the actual delinquencies or losses on the 2007-1 Leases.

Upon discovery by the Vehicle Trustee, the Servicer or the Indenture Trustee that any such representation or warranty was incorrect as of the date hereof and materially and adversely affects the interests of the Trust in the related 2007-1 Lease or 2007-1 Vehicle, the party discovering such incorrectness (if other than the Servicer) shall give prompt written notice to the Servicer.  Within 60 days after the Servicer’s discovery of such incorrectness or receipt of the foregoing notice, the Servicer shall cure in all material respects the circumstance or condition as to which the representation or warranty was incorrect as of the date hereof.  If the Servicer is unable or unwilling to do so within such period, it shall promptly (i) deposit or cause to be deposited into the SUBI Collection Account an amount equal to the Reallocation Payment and (ii) direct the Vehicle Trustee to cause such 2007-1 Vehicle and the related 2007-1 Lease to be conveyed to the Servicer as described in Section 2.3(h) below.  Such deposit of the Reallocation Payment shall satisfy the Servicer’s obligations pursuant to this Section, shall be deemed to constitute payment in full of the Reallocation Payment with respect thereto and shall cure any incorrectness of the related representation or warranty for purposes of this Agreement.  The Vehicle Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any 2007-1 Vehicle or 2007-1 Lease pursuant to this Section 2.3(a) or the eligibility of any 2007-1 Vehicle or related 2007-1 Lease for purposes of the Agreement.

(b)

[Reserved].

(c)

The Servicer shall be required to repurchase a 2007-1 Vehicle and the related 2007-1 Lease and remit to the related 2007-1 SUBI Collection Account a Reallocation Payment for such 2007-1 Vehicle and 2007-1 Lease if the related Lessee moves to a state that is not a Trust State and such state does not become a Trust State within 90 days after the Servicer has become aware of such move.  The Reallocation Payment must be made by the Servicer on the next Deposit Date following the end of such 90-day period.

(d)

The Servicer shall be required to pay to the Trust any Monthly Payments (less any unearned rent charges calculated under the scheduled actuarial method) that have been forgiven in connection with a 2007-1 Lease pursuant to any new lease incentive program.

(e)

The sole remedy of the Trust, the Related Beneficiary and the Related Holder with respect to events causing the Servicer to repurchase certain 2007-1 Vehicles as provided herein, shall be to require the Servicer to make the payment of the Reallocation Payment, as set forth herein.  The obligation of the Servicer under this Section shall survive any termination of the Servicer hereunder.

(f)

The Servicer may purchase a Matured Vehicle at any time.  In connection with the purchase by the Servicer of a Matured Vehicle pursuant to this Section, with respect to the related 2007-1 Lease, in the event that (i) no Sales Proceeds Advance has been made, the purchase price of such Matured Vehicle will equal the Contract Residual Value of such 2007-1 Lease as of the date of expiration and (ii) a Sales Proceeds Advance has been made, no additional amounts need be remitted by the Servicer except the excess of the Contract Residual Value over the ALG Residual Value; provided, however, that the Servicer shall relinquish all rights to reimbursement of any such Sales Proceeds Advance.

(g)

Immediately prior to the sale or disposition of a Matured Vehicle or a Defaulted Vehicle, the Servicer may reallocate such Matured Vehicle or Defaulted Vehicle from the 2007-1 SUBI to the UTI for purposes of implementing the Servicer’s like kind exchange program. In connection with such reallocation, the Servicer will cause to be deposited into the 2007-1 SUBI Collection Account the Reallocation Payments no later than two Business Days after such reallocation, or, if the Monthly Remittance Condition is met, the Servicer shall be permitted to retain the Reallocation Payments received during a Collection Period until such amounts are required to be disbursed on the next Payment Date. Upon receipt of the Reallocation Payments, the 2007-1 SUBI shall have no claim against or interest in such Matured or Defaulted Vehicle

(h)

Upon the purchase by the Servicer of a 2007-1 Vehicle and the related 2007-1 Lease pursuant to this Section, the Trust or the Vehicle Trustee on behalf of the Trust, as applicable, shall be deemed to transfer, assign, set over and otherwise convey to the Servicer, without recourse, representation or warranty, all right, title and interest of the Trust in, to and under such 2007-1 Vehicle and the related 2007-1 Lease, all monies due or to become due with respect thereto after the date of such repurchase and all proceeds thereof.  The Vehicle Trustee shall, at the written direction and expense of the Servicer, execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Servicer to effect the conveyance of each such 2007-1 Vehicle and the related 2007-1 Lease pursuant to this Section, including the execution for filing by the Servicer with the related Registrar of Titles of an application for transfer of ownership of each such Vehicle to the Servicer.

2.4.

Collections and Payment Date Advance Reimbursement.

(a)

The Servicer shall, with respect to SUBI Collections and amounts in respect of the 2007-1 SUBI Certificate, remit to the 2007-1 SUBI Collection Account (i) all Monthly Payments, (ii) all deposits required by Section 2.2 of the Basic Servicing Agreement, (iii) all Reallocation Payments pursuant to Section 2.3 above, (iv) all Cap Payments or Cap Termination Payments; (v) all Advances and (vi) any Sales Proceeds or Termination Proceeds from the disposition of a Matured Vehicle at auction or through sale to a dealer for which the Servicer was reimbursed during the related Collection Period pursuant to Section 2.4(b)(i) from SUBI Collections, in each case, on the Business Day prior to the Payment Date for so long as the Monthly Remittance Condition is satisfied.  So long as the Monthly Remittance Condition is satisfied, the Servicer will remit all such amounts described in the preceding sentence within two Business Days of receipt to an account established and maintained by BMW Capital. If the Monthly Remittance Condition is not satisfied, SUBI Collections will be deposited into the 2007-1 SUBI Collection Account within two Business Days of receipt. Notwithstanding anything herein to the contrary, so long as BMW FS is the Servicer, BMW FS may withhold from the deposit into the 2007-1 SUBI Collection Account any amounts indicated on the related Servicer's Certificate as being due and payable to the Servicer.

Pending deposit into the 2007-1 SUBI Collection Account, SUBI Collections may be employed by the Servicer at its own risk and for its own benefit and shall not be segregated from its own funds; provided, that the Servicer shall be permitted to apply Sales Proceeds for the acquisitions of leases and vehicles through the Like-Kind Exchange Program, in which case it shall remit a like amount from its own funds for allocation in the manner otherwise applicable to such Sales Proceeds.  Notwithstanding anything to the contrary set forth herein or in the Vehicle Trust Agreement, amounts in the escrow account established pursuant to the Like-Kind Exchange Program shall not be subject to any lien so long as there is no Default under the Indenture.

(b)

Pursuant to the Payment Date Certificate, the Servicer shall allocate Available Funds on deposit in the 2007-1 SUBI Collection Account with respect to the related Collection Period and instruct the Trust Agent to make, no later than 11:00 a.m., New York City time on each Payment Date, the following deposits and distributions in the following amounts and order of priority:

(i)

to the Servicer the sum of any outstanding Advances which have been outstanding as of the end of the related Collection Period for at least 90 days, and with respect to Vehicles that have become Residual Loss Vehicles during the related Collection Period, the aggregate Sales Proceeds Advances over the aggregate Sales Proceeds and Termination Proceeds (collectively, the “Payment Date Advance Reimbursement”);

(ii)

to or on behalf of the Servicer, the Servicing Fee in respect of the related Collection Period, together with any unpaid Servicing Fees in respect of one or more prior Collection Periods;

(iii)

to the Note Distribution Account, the Reserve Fund and Certificate Distribution Account, such distributions in the amounts and order of priority as set forth in Sections 8.04(a), 5.04 and 10.01 of the Indenture; and

(iv)

to the Reserve Fund, all net investment earnings on the 2007-1 SUBI Collection Account.

(c)

No trust account will be established to segregate any Payahead Amounts received by Lessees.

2.5.

Net Deposits.  Notwithstanding anything to the contrary contained in this Servicing Supplement, for so long as BMW FS is the Servicer, the Servicer shall be permitted to deposit into the 2007-1 SUBI Collection Account only the net amount distributable to the Issuer, as holder of the 2007-1 SUBI Certificate, on the related Deposit Date.  The Servicer shall, however, account to the Issuer, the Vehicle Trustee, the Trust Agent, the Indenture Trustee (or any successor to the duties of the Indenture Trustee), the Owner Trustee and the Noteholders as if all of the deposits and distributions described herein were made individually.

2.6.

Servicing Compensation.

(a)

As compensation for the performance of its obligations under this Servicing Supplement, the Servicer shall be entitled to receive the Servicing Fee with respect to the 2007-1 SUBI Assets.  This Section 2.6(a) replaces Section 2.5(a) of the Basic Servicing Agreement with respect to the 2007-1 SUBI Assets.

(b)

The Servicer shall also be entitled to additional servicing compensation with respect to the 2007-1 SUBI Assets in the form of, among other things, expense reimbursement and any other administrative fees or similar charges under the 2007-1 Leases, including but not limited to any late payment fees now or later in effect, extension fees and early termination fees.

2.7.

Advances.

(a)

On each Deposit Date, the Servicer will, subject to 2.7(c) make, by deposit into the SUBI Collection Account, a Monthly Payment Advance in respect of the unpaid Monthly Payment of a 2007-1 Lease.

(b)

On each Deposit Date, the Servicer may, in its sole discretion, subject to Section 2.7(c), make, by deposit into the 2007-1 SUBI Collection Account, Sales Proceeds Advances.  After the Servicer has made a Sales Proceeds Advance with respect to a Matured Vehicle, the Issuer shall have no claim against or interest in such Matured Vehicle or any Sales Proceeds or Termination Proceeds, as the case may be, resulting from the sale or other disposition thereof.  If the Servicer shall sell or otherwise dispose of a Matured Vehicle after having made a Sales Proceeds Advance, the Issuer may retain all of such Sales Proceeds Advance, and the Servicer shall retain the related Sales Proceeds or Termination Proceeds, as the case may be, up to the Securitization Value of the related Lease, and will deposit any Sales Proceeds or Termination Proceeds, as the case may be, in excess of the Securitization Value into the SUBI Collection Account.  If the Servicer has not sold a Matured Vehicle within 90 days after it has made a Sales Proceeds Advance, it shall be reimbursed for such Sales Proceeds Advance as part of the Payment Date Advance Reimbursement in accordance with Section 2.4(b)(i).  Within 30 days of receiving such reimbursement, if the related 2007-1 Vehicle has not been sold, the Servicer shall cause such 2007-1 Vehicle to be sold at auction and shall remit the proceeds associated with such auction sale to the 2007-1 SUBI Collection Account.

(c)

Notwithstanding anything to the contrary in the Servicing Agreement, the Servicer shall be required to make Advances only to the extent that it determines that such Advance will be recoverable from future payments on or in respect of the related 2007-1 Lease or 2007-1 Vehicle.

2.8.

Third Party Claims.  The Servicer shall immediately notify the Depositor (in the event that BMW FS is not acting as Servicer), the Issuer and the Indenture Trustee (or any successor to the duties of the Indenture Trustee) upon learning of a claim or Lien of whatever kind of a third party that would materially and adversely affect the interests of the Depositor, the Issuer or the Trust with respect to the 2007-1 SUBI Assets.

2.9.

Contingent and Excess Liability Insurance Policies.  So long as any Securities are outstanding, the Servicer shall maintain and pay when due all premiums with respect to the Contingent and Excess Liability Insurance Policies unless each Rating Agency has confirmed in writing that termination would not result in a Rating Event.  The Servicer shall maintain such Contingent and Excess Liability Insurance Policies that provide insurance coverage of at least $10 million per accident and permit multiple claims in any policy period.

2.10.

Reporting by the Servicer; Delivery of Certain Documentation.

(a)

On or prior to the Closing Date, and periodically thereafter as required in order to update the contents thereof upon any changes in the matters certified therein, the Servicer shall furnish to the Vehicle Trustee, the Trust Agent and the Related Beneficiary an Officer’s Certificate listing the officers of the Servicer involved in, or responsible for, the servicing of the 2007-1 Leases.

(b)

On or before each Determination Date, the Servicer shall, in addition to the information required in Section 3.1 of the Basic Servicing Agreement, include in the Officer’s Certificate provided for in such Section the amount of any reimbursement being requested pursuant to such Section for the related Collection Period from the 2007-1 SUBI Collection Account.

2.11.

Annual Officer’s Certificate.  The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, within 90 days after the end of the Servicer's fiscal year (commencing with the fiscal year 2007), an Officer's Certificate signed by a Responsible Officer of the Servicer, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such shorter period in the case of the first such Officer's Certificate) and of the performance of its obligations under this Agreement has been made under such officer's supervision and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

2.12.

Assessment of Compliance and Annual Accountants’ Attestation.  (a)  Within 90 days after the end of the Servicer's fiscal year (commencing with the fiscal year 2007), the Servicer shall:

(i)

deliver to the Issuer and the Administrator a report regarding the Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Issuer and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit C hereto delivered to the Issuer and the Administrator concurrently with the execution of this Agreement;

(ii)

deliver to the Issuer and the Administrator a report of a registered public accounting firm reasonably acceptable to the Issuer and the Administrator that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)

cause each Subservicer and each Subcontractor determined by the Servicer to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Issuer and the Administrator an assessment of compliance and accountants’ attestation as and when provided in paragraphs (i) and (ii) of this Section; and

(iv)

if requested by the Administrator, acting on behalf of the Issuer, deliver to the Issuer and the Administrator and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a securitization transaction a certification in the form attached hereto as Exhibit B.

The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.  The Administrator, acting on behalf of the Issuer, will not request delivery of a certification under clause (a)(iv) above unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an Issuer whose asset pool includes the 2007-1 SUBI Certificate.

(b)

Each assessment of compliance provided by a Subservicer pursuant to Section 2.16 shall address each of the Servicing Criteria specified on a certification to be delivered to the Servicer, Issuer and the Administrator on or prior to the date of such appointment.  An assessment of compliance provided by a Subcontractor pursuant to Section 2.12(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer and the Issuer on the date of such appointment.

2.13.

Custody of Lease Documents and Certificates of Title.  To reduce administrative costs and ensure uniform quality in the servicing of the 2007-1 Leases and BMW FS’ own portfolio of leases, the Trust hereby appoints the Servicer as its agent, bailee and custodian of the 2007-1 Leases, the certificates of title relating to the 2007-1 Vehicles, the insurance policies and insurance records and other documents related to the 2007-1 Leases and the related Lessees and 2007-1 Vehicles.  Such documents will not be physically segregated from other leases, certificates of title, insurance policies and insurance records or other documents related to other leases and vehicles owned or serviced by the Servicer, including leases and Vehicles which are not part of the SUBI Assets.  The accounting records and computer systems of BMW FS will reflect the allocation of the 2007-1 Leases and 2007-1 Vehicles to the SUBI, and the interest of the holders of the SUBI Certificate therein.  The Servicer may appoint one or more agents to act as subcustodians of certain items relating to the 2007-1 Leases, the certificates of title relating to the 2007-1 Vehicles, the insurance policies and insurance records and other documents related to the 2007-1 Leases and the related Lessees and 2007-1 Vehicles so long as the Servicer remains primarily responsible for their safekeeping.

2.14.

Servicer Defaults; Termination of Servicer.

(a)

Notwithstanding Section 4.1(a) of the Basic Servicing Agreement, the occurrence and continuation of any of the following shall constitute a Servicer Default under the Servicing Agreement:

(i)

the Servicer shall fail to cause the delivery to the Indenture Trustee for distribution to the Noteholders, to the Owner Trustee for distribution to the Trust Certificateholders or to the Vehicle Trustee for distribution to holders of interests in the UTI, the SUBI or any Other SUBI, any required payment, which failure continues for 5 Business Days after discovery of such failure by an officer of the Servicer or receipt by the Servicer of notice thereof from the Indenture Trustee, the Owner Trustee or Noteholders evidencing not less than a majority of the aggregate unpaid principal balance of the Notes, voting together as a single class; or

(ii)

the Servicer fails to duly observe or perform in any material respect any of its covenants or agreements in the Servicing Agreement not otherwise covered in this Section 2.14(a), which failure materially and adversely affects the rights of a Holder of the 2007-1 SUBI Certificate, the Noteholders or Trust Certificateholders, as applicable, and which continues unremedied for 90 days after receipt by the Servicer of written notice thereof from the Indenture Trustee or the Noteholders evidencing not less than a majority of the aggregate unpaid principal balance of the Notes, or such default becomes known to the Servicer;

(iii)

any representation, warranty, or statement of the Servicer made in the Servicing Agreement, any other Basic Document to which the Servicer is a party or by which it is bound or any certificate, report or other writing delivered pursuant to the Servicing Agreement that proves to be incorrect in any material respect when made, which failure materially and adversely affects the rights of a Holder of the 2007-1 SUBI Certificate, the Noteholders or the Trust Certificateholders, continues unremedied for 90 days after receipt by the Servicer of written notice thereof from the Indenture Trustee or the Noteholders evidencing not less than a majority of the aggregate unpaid principal balance of the Notes, or such default becomes known to the Servicer;

(iv)

the entry of a decree or order for relief by a court or regulatory authority having jurisdiction over the Servicer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian sequestrator or other similar official of the Servicer or of any substantial part of its property, the ordering the winding up or liquidation of the affairs of the Servicer and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

(v)

the commencement by the Servicer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future or state bankruptcy, insolvency or similar law, or the consent by the Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property or the making by the Servicer of an assignment for the benefit of creditors or the failure by the Servicer generally to pay its debts as such debts become due or the taking of corporate action by the Servicer in furtherance of any of the foregoing.

provided, however, that any Servicer Default with respect to the 2007-1 SUBI shall not constitute a Servicing Default with respect to any Other SUBI and any Servicing Default (as such term is defined in the Basic Servicing Agreement) with respect to any Other SUBI shall constitute a Servicer Default (as such term is defined in the Basic Servicing Agreement) only with respect to such SUBI and not with respect to the 2007-1 SUBI.

Notwithstanding the foregoing, delay in or failure of performance referred to under clause (iii) for a period of 120 days, under clause (i) for a period of 45 days or clause (iv) for a period of 60 days, will not constitute an Servicer Default if that failure or delay was caused by force majeure or other similar occurrence.  Upon the occurrence of any such event, the Servicer will not be relieved from using all commercially reasonable efforts to perform its obligations in a timely manner in accordance with the terms of the Servicing Agreement, and the Servicer will provide to the Indenture Trustee, the Vehicle Trustee, the Depositor and the Securityholders prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

(b)

Upon the occurrence and continuation of any Servicer Default under the Servicing Agreement, the Servicer shall provide to the Indenture Trustee, the Owner Trustee, and any Noteholders prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

(c)

In addition to the provisions of Section 4.1(b) of the Basic Servicing Agreement, if a Servicer Default shall have occurred and be continuing with respect to the 2007-1 SUBI, the Vehicle Trustee may, to the extent such Servicer Default relates to the SUBI Assets, upon the direction of the holder and pledgee of the SUBI Certificates, terminate all of the rights and obligations of the Servicer under the Servicing Agreement with respect to the SUBI Assets.  For purposes of the immediately preceding sentence, the holder of the SUBI Certificate will be the Indenture Trustee acting at the direction of Noteholders holding not less than the Required Percentage, so long as any Notes are outstanding.  In each case, upon written direction from the holder of the SUBI Certificate, the Vehicle Trustee will effect that termination by delivering notice thereof to the Servicer, with a copy to each Rating Agency or any other securities based on any Other SUBIs affected by that Servicer Default.

(d)

Upon the termination of the Servicer with respect to the SUBI Assets, the Servicer subject to that termination or removal will continue to perform its functions as Servicer, until the earlier of the date specified in the termination notice or, if no such date is specified therein, the date of the Servicer’s receipt of such notice.

(e)

In the event of a termination of the Servicer as a result of a Servicer Default with respect to the SUBI Assets only, the Vehicle Trustee, acting at the direction of the holder of the SUBI Certificate – which holder for this purpose will be the Indenture Trustee, acting at the direction of Noteholders holding not less than Required Percentage will appoint a successor Servicer.  The Vehicle Trustee will have the right to approve that successor Servicer, and that approval may not be unreasonably withheld.

(f)

In the event the Servicer is removed with respect to servicing the 2007-1 SUBI Assets, the Servicer shall be entitled to reimbursement for any outstanding Advances made pursuant to this Supplement, to the extent of the funds available therefore.

2.15.

Servicer Representations and Warranties.  Effective as of the date hereof, the Servicer hereby represents and warrants that each 2007-1 Lease and the related 2007-1 Vehicle:

(a)

was a new BMW vehicle at the time of origination of the Lease;

(b)

has a model year of 2005 or later;

(c)

provides for level payments that fully amortize the adjusted capitalized cost of the 2007-1 Lease at the related Lease Rate to the related Contract Residual Value over the lease term and, in the event of a lessee initiated early termination, provides for payment of the Early Termination Cost;

(d)

was originated on or after December 30, 2005;

(e)

has a Maturity Date on or after the February 2008 Payment Date and no later than the August 2012 Payment Date;

(f)

is not more than 29 days past due as of the Cutoff Date;

(g)

was originated by BMW FS in the United States for a Lessee with a U.S. address in the ordinary course of BMW FS’ business and in compliance with BMW FS’ customary credit policies and practices;

(h)

is a U.S. dollar-denominated obligation;

(i)

provides for constant Monthly Payments to be made by the Lessee over the Lease Term;

(j)

is a Lease as to which no selection procedure aside from those specified herein was used that was believed to be adverse to the holders of interests in the Vehicle Trust, the SUBI or any Other SUBI;

(k)

was created in compliance in all material respects with all applicable federal and state laws, including consumer credit, truth in lending, equal credit opportunity and applicable disclosure laws;

(l)

as of the date assigned to the Vehicle Trust, (a) is a legal, valid and binding payment obligation of the Lessee, enforceable against the Lessee in accordance with its terms, as amended, (b) has not been satisfied, subordinated, rescinded, canceled or terminated, (c) no right of rescission, setoff, counterclaim or defense has been asserted or threatened in writing and (d) no written default notice has been transmitted to BMW FS;

(m)

an electronic executed copy of the documentation associated therewith is located at one of BMW FS’ offices;

(n)

requires the Lessee to obtain physical damage and liability insurance that names the lessor as loss payee covering the related 2007-1 Vehicle as required under the 2007-1 Lease;

(o)

has been validly assigned to the Vehicle Trust by the related Center and is owned by the Vehicle Trust, free of all liens, encumbrances or rights of others other than liens relating to administration of title and tax issues;

(p)

all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any governmental authority required to be obtained, effected or given by the Vehicle Trust and the Vehicle Trustee in connection with (i) the origination of such Lease and (ii) the execution, delivery and performance by the Vehicle Trust of the Lease have been duly obtained, effected or given and are in full force and effect as of the date of the origination of such Lease;

(q)

the related Center, BMW FS and the Vehicle Trust have each satisfied all obligations required to be fulfilled on its part with respect thereto;

(r)

the related Lessee has a billing address in a Trust State and is not BMW FS, the Depositor or any of their respective affiliates;

(s)

the related certificate of title is registered in the name of the Vehicle Trust or the Vehicle Trustee (or a properly completed application for such certificate of title has been submitted to the appropriate titling authority);

(t)

is a closed-end lease that required all Monthly Payments to be made within 60 months of the date of origination of such lease;

(u)

is fully assignable and does not require the consent of the Lessee as a condition to any transfer, sale or assignment of the rights of the originator;

(v)

has not been deferred or otherwise modified except in accordance with BMW FS’ normal credit and collection policies and practices;

(w)

is not an Other SUBI Asset;

(x)

to the knowledge of BMW FS, the related Lessee is not currently the subject of a bankruptcy proceeding; and

(y)

the related 2007-1 Lease constitutes “chattel paper” for purposes of the UCC.

2.16.

Appointment of Subservicer or Subcontractor.

(a)

The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided however, that the Servicer shall remain obligated and be liable to the Owner Trustee, the Indenture Trustee and the Securityholders for the servicing and administering of the 2007-1 Leases and 2007-1 Vehicles in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the 2007-1 Leases and 2007-1 Vehicles. The fees and expenses of any subservicer shall be as agreed between the Servicer and such subservicer from time to time, and none of the Owner Trustee, the Indenture Trustee, the Issuer or the Securityholders shall have any responsibility therefor.

(b)

The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Issuer to comply with the reporting and compliance provisions of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer as is required to file all required reports with the Commission.  The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Issuer and the Administrator any servicer compliance statement required to be delivered by such Subservicer under Section 2.11, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 2.12 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 2.12(a)(iv) as and when required to be delivered.

(c)

The Servicer shall promptly upon request provide to the Issuer or the Administrator, acting on behalf of the Issuer, a written description (in form and substance satisfactory to the Issuer and the Administrator) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which, if any, of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iii) which, if any, elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Issuer and the Depositor to comply with the reporting and compliance provisions of this Agreement to the same extent as if such Subcontractor were the Servicer.  The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Issuer and the Administrator any assessment of compliance and attestation required to be delivered by such Subcontractor, in each case as and when required to be delivered.

2.17.

Information to be Provided by the Servicer.

(a)

At the request of the Administrator, acting on behalf of the Issuer, for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) notify the Issuer and the Administrator in writing of any material litigation or governmental proceedings pending against the Servicer or any Subservicer and (ii) provide to the Issuer and the Administrator a description of such proceedings.

(b)

As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Issuer, the Administrator and the Depositor, at least 10 Business Days prior to the effective date of such succession or appointment, (x) written notice to the Issuer and the Administrator of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Issuer and the Administrator, all information reasonably requested by the Issuer or the Administrator, acting on behalf of the Issuer, in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(c)

In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Issuer or the Administrator, acting on behalf of the Issuer, the Servicer shall provide such information regarding the performance or servicing of the 2007-1 Leases and 2007-1 Vehicles as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.  Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Servicer under this Agreement, commencing with the first such report due not less than ten Business Days following such request.

2.18.

Remedies.

(a)

The Servicer shall be liable to the Issuer, the Administrator and the Depositor for any monetary damages incurred as a result of the failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, attestation, accountants’ letter or other material when and as required under Article IV, including any failure by the Servicer to identify any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and shall reimburse the applicable party for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Servicer, any Subservicer, or any Subcontractor.

(b)

The Seller shall promptly reimburse the Issuer and the Administrator for all reasonable expenses incurred by the Issuer or Administrator as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the 2007-1 Leases and 2007-1 Vehicles to a successor servicer.  The provisions of this paragraph shall not limit whatever rights the Issuer or Administrator may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

2.19.

Purchase of the 2007-1 SUBI Certificate; Redemption of the Notes; Repayment of the Trust Certificates.

(a)

The Servicer shall be permitted at its option (the “Optional Purchase”) to purchase the 2007-1 SUBI Certificate from the Issuer on any Payment Date if, either before or after giving effect to any payment of principal required to be made on such Payment Date, the Note Balance is less than or equal to 10% of the Initial Note Balance.  The purchase price for the 2007-1 SUBI Certificate shall equal the Note Balance, together with accrued interest thereon up to but not including such related Payment Date (the “Optional Purchase Price”), which amount shall be deposited by the Servicer into the SUBI Collection Account on the Deposit Date related to such Payment Date.  If the Servicer exercises the Optional Purchase, the Notes shall be redeemed and the Trust Certificates shall be repaid, in each case in whole but not in part on the related Payment Date.

(b)

Notice of any redemption of the Notes pursuant to this Section 2.19 shall be given by the Servicer or Administrator to the Owner Trustee and the Indenture Trustee as soon as practicable.  The Administrator or the Owner Trustee shall furnish each Rating Agency notice of such redemption.

(c)

Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Trust Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations to make payments to Trust Certificateholders of, the Indenture Trustee pursuant to this Agreement.

2.20.

Servicer Not to Resign.

Subject to Sections 2.10 and 4.1(b) of the Basic Servicing Agreement, the Servicer shall not resign from the obligations and duties imposed on it by this Supplement as Servicer except upon a determination that the performance of its duties under this Supplement shall no longer be permissible under applicable law.  Notice of any determination that the performance by the Servicer of its duties hereunder is no longer permitted under applicable law shall be communicated to the Owner Trustee, the Indenture Trustee and the Vehicle Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered by the Servicer to the Owner Trustee, the Indenture Trustee and the Owner Trustee concurrently with or promptly after such notice. No resignation of the Servicer shall become effective until a successor Servicer acceptable to the Indenture Trustee has assumed the responsibilities and obligations of the resigning Servicer. If no Servicer has been appointed within 30 days of resignation or removal, or the date upon which any regulatory authority requires such resignation, the Indenture Trustee may petition any court of competent jurisdiction for such appointment.

ARTICLE III - MISCELLANEOUS

3.1.

Termination of Supplement.  This Servicing Supplement shall terminate upon the termination of the 2007-1 SUBI or the discharge of the Servicer pursuant to Section 2.14.   Any such termination hereunder shall effect a termination only with respect to the 2007-1 SUBI Assets and not as to Trust Assets allocated to any other Sub-Trust, and shall not effect a termination of the Basic Servicing Agreement or any other Servicing Supplement.

3.2.

Governing Law.  This Servicing Supplement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of laws (other than Section 5-1401 of the New York General Obligations Law).

3.3.

Amendment.  (a)  Notwithstanding the foregoing, this Servicing Supplement (and, accordingly, the Basic Servicing Agreement, insofar as it relates to the 2007-1 SUBI) may be amended from time to time by the parties hereto:

(i)

without the consent of the Noteholders; provided, that any such action will not, in the good faith judgment of the parties hereto, materially and adversely affect the interest of any Noteholder; and

(ii)

from time to time (including to change the remittance schedule for depositing SUBI Collections and other amounts into the 2007-1 SUBI Collection Account) upon receipt of the consent of the Noteholders holding at least a majority of the aggregate principal balance of the Notes and, to the extent affected thereby, the consent of Trust Certificateholders holding at least a majority of the aggregate principal balance of the Certificates, for the purpose of adding any provision to, or changing in any manner the rights of the Notes or Certificates, provided however, that to the extent that any such amendment materially affects the UTI or any Other SUBI, the 2007-1 SUBI Certificate or the 2007-1 SUBI Assets, such amendment shall require the consent of at least a majority of the Holders affected thereby; in addition, to the extent that (A) such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections or payments in respect of the 2007-1 SUBI or the 2007-1 SUBI Certificate or distributions required to be made on any Securities or (B) reduce the percentage of the aggregate principal amount of Securities required to consent to any such amendment, any such amendment shall require the consent of all the Holders or holders of 100% of all outstanding Securities, as the case may be.

(b)

In connection with any amendment to this Supplement, an Opinion of Counsel is required to be delivered to the Vehicle Trustee to the effect that after such amendment, for federal income tax purposes, the Trust will not be treated as an association (or a publicly traded partnership) taxable as a corporation.

(c)

Any amendment to this Supplement shall amend the Basic Servicing Agreement only insofar as such amendment relates to the 2007-1 SUBI.

(d)

Any amendment to this Supplement shall be deemed not to materially and adversely affect the interests of any holder of Notes, if the Rating Agency Condition is satisfied.

3.4.

Relationship of this Servicing Supplement to Other Trust Documents.  Unless the context otherwise requires, this Servicing Supplement and the other Trust Documents shall be interpreted so as to give full effect to all provisions hereof and thereof.  In the event of any actual conflict between the provisions of this Servicing Supplement and (i) the Vehicle Trust Agreement, with respect to the servicing of any Trust Assets, the provisions of this Servicing Supplement shall prevail and (ii) the Basic Servicing Agreement, the provisions of this Servicing Supplement shall control.

3.5.

Binding Effect.  The provisions of this Servicing Supplement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns, and all such provisions shall inure to the benefit of the Vehicle Trustee on behalf of the Trust.

3.6.

Table of Contents and Headings.  The Table of Contents and Article and Section headings herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

3.7.

Counterparts.  This Servicing Supplement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

3.8.

Further Assurances.  Each party will do such acts, and execute and deliver to any other party such additional documents or instruments, as may be reasonably requested in order to effect the purposes of this Servicing Supplement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

3.9.

No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of any party hereto, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided at law, in equity or otherwise.

3.10.

No Petition.  The Servicer, by entering into this Supplement, hereby covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations and payments under the related transaction documents have been paid in full, they will not institute against, or join in any institution against the UTI Beneficiary, the Vehicle Trustee, the Vehicle Trust, the Depositor, the Issuer, any other Affiliate or any beneficiary, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any United States federal or state bankruptcy or similar law in connection with any obligations relating to any of the Basic Documents.

3.11.

Limitation of Liability of Vehicle Trustee.  Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by The Bank of New York (Delaware) not in its individual capacity but solely in its capacity as Vehicle Trustee of the Vehicle Trust and in no event shall The Bank of New York (Delaware) in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Vehicle Trust hereunder, as to all of which recourse shall be had solely to the assets of the Vehicle Trust.  For all purposes of this Agreement, in the performance of any duties or obligations of the Vehicle Trust hereunder, the Vehicle Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Part VI of the SUBI Trust Agreement.

3.12.

Intent of Parties; Reasonableness.  The Servicer, Sponsor and Issuer acknowledge and agree that the purpose of Sections 2.12 and 2.16 of this Supplement is to facilitate compliance by the Issuer and the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.

None of the Sponsor, the Administrator nor the Issuer shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Issuer or the Administrator in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection with this transaction, the Servicer shall cooperate fully with the Administrator and the Issuer to deliver to the Administrator or Issuer, as applicable (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Issuer or the Administrator to permit the Issuer or Administrator (acting on behalf of the Issuer) to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer and the 2007-1 Leases and 2007-1 Vehicles, or the servicing of the 2007-1 Leases and 2007-1 Vehicles, reasonably believed by the Issuer or the Administrator to be necessary in order to effect such compliance.

The Issuer and the Administrator (including any of its assignees or designees) shall cooperate with the Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the reasonable judgment or the Issuer or the Administrator, as applicable, to comply with Regulation AB.

3.13.

Series Disclaimer and Acknowledgment.  The parties hereto acknowledge and agree that the Trust is organized in series pursuant to Section 3804(a) and 3806(b)(2) of the Business Trust Statute.  As such, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to each series of the Trust shall be enforceable against the assets of such series of the Trust only, and not against the assets of the Trust generally or the assets of any other series of the Trust or against the Trustee of the Trust.  There may be several series of the Trust created pursuant to the Trust Agreement of the Trust

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Servicing Supplement to be duly executed by their respective officers duly authorized as of the day and year first above written.

FINANCIAL SERVICES VEHICLE TRUST, with respect to the 2007-1 SUBI

By:

The Bank of New York (Delaware), not in its individual capacity but solely as Vehicle Trustee

By:              /s/ Kristine K. Gullo

Name:   Kristine K. Gullo

Title:     Vice President

BMW MANUFACTURING L.P.,

as UTI Beneficiary

By:

BMW FACILITY PARTNERS, LLC,

as General Partner

By:              /s/ Kerstin Zerbst

Name:   Kerstin Zerbst

Title:     President

By:              /s/ Joachim Herr

Name:   Joachim Herr

Title:     Treasurer

BMW FINANCIAL SERVICES NA, LLC,

as Servicer

By:              /s/ Kerstin Zerbst

Name:   Kerstin Zerbst

Title:     Vice President-Finance & CFO

By:              /s/ Joachim Herr

Name:   Joachim Herr

Title:     Treasurer

EXHIBIT A

SCHEDULE OF 2007-1 VEHICLES

[Omitted.  Copies on file with the Servicer, the Indenture Trustee and the Owner Trustee.]

EXHIBIT B

FORM OF ANNUAL CERTIFICATION

Re:

The Servicing Agreement dated as of November 2, 2007 (the “Agreement”), among FINANCIAL SERVICES VEHICLE TRUST (the “Vehicle Trust”), BMW MANUFACTURING L.P. (the “UTI Beneficiary”) and BMW FINANCIAL SERVICES NA, LLC, as the sponsor (in such capacity, the “Sponsor”), as servicer (in such capacity, the “Servicer”).

I, ________________________________, the _______________________ of [NAME OF COMPANY] (the “Company”), certify to the Issuer and the Depositor, and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the 2007-1 Leases and 2007-1 Vehicles by the Company during 2007 that were delivered by the Company to the Issuer and the Depositor pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Issuer and the Depositor;

(4)

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Issuer, the Administrator, the Depositor, the Indenture Trustee and the Owner Trustee.  Any material instances of noncompliance described in such reports have been disclosed to the Issuer, the Administrator and the Depositor.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

_________________________

By:  ________________________
Name:
Title:

EXHIBIT C

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Servicer, shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the receivables are maintained.	N/A
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration
1122(d)(2)(i)

Payments on receivables are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel..
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.
1122(d)(2)(vii)

 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of receivables serviced by the Servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on receivables is maintained as required by the transaction agreements or related receivables documents.
1122(d)(4)(ii)	Receivables and related documents are safeguarded as required by the transaction agreements
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)

Payments on receivables, including any payoffs, made in accordance with the related receivables documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related receivables documents.

1122(d)(4)(v)	The Servicer’s records regarding the receivables agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's receivables (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with usual customary procedures.

1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with usual customary procedures.

1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a receivable is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent receivables including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for receivables with variable rates are computed based on the related receivables documents.
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s receivables documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable receivables documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related receivables, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

By:  _______________________________

Name:

Title: